                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 10, 2002
                                       ------------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


         Virginia                              0-25762                  54-1719855
-------------------------------           -------------              ------------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                       ----------
  (Address of principal executive offices)                               (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 967-1000


         (Former name or former address, if changed since last report):
                                 Not Applicable

Item 5.          Other Events
                 The August 2002 monthly Certificateholder's Statements to investors were distributed September 10, 2002.

Item 7 (c).      Exhibits

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.  August Performance Summary

                 2. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of August 2002

                 3. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of August 2002

                 4. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of August 2002

                 5. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of August 2002

                 6. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of August 2002

                 7. Series 2000-1 Class A and Class B Certificateholder's Statements for the month of August 2002

                 8. Series 2000-2 Class A and Class B Certificateholder's Statements for the month of August 2002

                 9. Series 2000-3 Class A and Class B Certificateholder's Statements for the month of August 2002

                 10. Series 2000-4 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 11. Series 2000-5 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 12. Series 2001-1 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 13. Series 2001-2 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 14. Series 2001-3 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 15. Series 2001-4 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 16. Series 2001-5 Class A and Class B Certificateholder's
                     Statements  for the month of August 2002

                 17. Series 2001-6 Class A and Class B Certificateholder's
                     Statements  for the month of August 2002

                 18. Series 2001-7 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 19. Series 2001-8 Class A and Class B Certificateholder's
                     Statements  for the month of August 2002

                 20. Series 2002-1 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 21. Series 2002-2 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 22. Series 2002-3 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 23. Series 2002-4 Class A and Class B Certificateholder's
                     Statements for the month of August 2002

                 24. Trust Excess Spread Analysis


                                    Signature

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:  CAPITAL ONE BANK
                                                 Servicer


                                            By:
                                                ---------------------------
                                                Tom Feil
                                                Director, Capital Markets
Date:  September 10, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                           --------------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       Sequentially
Exhibit                                                                Numbered
Number            Exhibits                                             Page
------            --------                                             ------------
    1             August Performance Summary                                 07

    2             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           09

    3             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           11

    4             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           13

    5             Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           15

    6             Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           17

    7             Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           19

    8             Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           21

    9             Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           23

    10            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           25

    11            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           27

    12            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           29

    13            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           31

    14            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           33

                                                                       Sequentially
Exhibit                                                                Numbered
Number            Exhibits                                             Page
------            --------                                             ------------
    15            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           35

    16            Series 2001-5 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           37

    17            Series 2001-6 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           39

    18            Series 2001-7 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           41

    19            Series 2001-8 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           43

    20            Series 2002-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           45

    21            Series 2002-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           47

    22            Series 2002-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           49

    23            Series 2002-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2002           51

    24            Trust Excess Spread Analysis                               53